                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                  CAMBIO, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1) Amount Previously Paid:

         ----------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

         3) Filing Party:

         ----------------------------------------------------------------------

         4) Date Filed:

         ----------------------------------------------------------------------

                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 28, 2000



To the Stockholders: NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cambio, Inc. (the "Company") will be held at 9:00a.m. on Tuesday, November 28, 2000 at the Embassy Suites, 9090 Southwest Freeway, Houston, Texas, for the following purposes:

1. To elect directors to serve until the 2001 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.

2. To approve an amendment of the Company's Certificate of Incorporation to change the Company's name from Cambio, Inc. to Telynx, Inc.

3. To ratify the appointment of BDO Seidman, LLP as independent auditors for the 2001 fiscal year.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 20, 2000 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices at 6006 N. Mesa, Suite 515, El Paso, Texas, for at least 10 days prior to and during the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

Sincerely,

Kent J. Van Houten
Secretary of the Corporation

El Paso, Texas
October 26, 2000

YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

                                  CAMBIO, INC.
                             6006 N. MESA, SUITE 515
                              EL PASO, TEXAS 79912

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Cambio, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, November 28, 2000, and any postponement or adjournment thereof. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2000, which includes the Company's financial statements as of and for the fiscal year ended June 30, 2000, accompanies this Proxy Statement and the accompanying form of proxy and each are being mailed to stockholders on or about October 26, 2000.

The shares represented by the proxies received pursuant to this solicitation and not revoked will be voted at the Annual Meeting. A stockholder who has given a proxy may revoke it by giving written notice of revocation to the Secretary of the Company, or by giving a duly executed proxy bearing a later date. Attendance in person at the Annual Meeting does not of itself revoke a proxy; however, any stockholder who does attend the Annual Meeting may revoke a proxy previously submitted by voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with specifications on the enclosed proxy. When a proxy is properly signed and returned but no such specifications are made, such proxies will be voted FOR the election of the two nominees for director listed in this Proxy Statement, FOR the approval of the amendment to the Company's Certificate of Incorporation and FOR ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the 2001 fiscal year.

The Company will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby and will reimburse banks, brokerage firms and nominees for their reasonable expenses in forwarding solicitation materials to beneficial owners of shares held of record by such banks, brokerage firms and nominees. In addition to the solicitation of proxies by mail, officers and regular employees of the Company may communicate with stockholders either in person or by telephone or telegraph for the purpose of soliciting such proxies; no additional compensation will be paid for such solicitation.

OUTSTANDING SHARES AND VOTING RIGHTS

Only stockholders of record at the close of business on October 20, 2000 (the "record date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, the Company had outstanding 49,873,815 shares of Class A Common Stock and no shares of Class B Common Stock. The Class A Common Stockholders are entitled to one vote per share. The Company also has outstanding 500 shares of Series B Preferred Stock ("Preferred Stock"), the holders of which are entitled to vote on all matters submitted to the holders of Class A Common Stock. The holders of Preferred Stock are entitled to 500 votes per share of Preferred Stock.

A plurality of the votes cast is required for the election of the two nominees for director listed in this Proxy Statement. The affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of Class A Common Stock and Preferred Stock voting together as a single class is required for the approval of the amendment of the Company's Certificate of Incorporation. The affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of Class A Common Stock and Preferred Stock voting together as a single class, present or represented at the meeting, is required for ratification of BDO Seidman, LLP as the Company's independent auditors for the 2001 fiscal year or to transact such other business as may properly come before the Annual Meeting, or any adjournment thereof. Abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote on that matter and thus have the same effect as negative votes. Broker non-votes and other circumstances in which proxy authority has been withheld do not constitute abstentions.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN STOCKHOLDERS AND MANAGEMENT

The following table sets forth information as relating to the beneficial ownership of the Common Stock as of September 29, 2000:

o each beneficial owner of more than 5% of our common stock;

o each director of Cambio;

o each of the Named Executive Officers; and

o all executive officers and directors as a group.


                                   NUMBER OF SHARES OF       PERCENT OF SHARES OF
                                      COMMON STOCK               COMMON STOCK
              NAME                  BENEFICIALLY OWNED        BENEFICIALLY OWNED
       Ibrahim El-Ibrahim               4,000,000                   8.0%

       Ali Al-Dahwi  (1)                  853,894                   1.7%

       Scott Munden  (2)                  512,545                   1.0%

       Anas El-Mahdi  (3)                 472,792                     *

       Philip Chapman (4)                 268,141                     *

       Steve Dong                         215,373                     *

       Lin Meyer (5)                       50,000                     *

       All directors and
       executive officers as a
       group (6 persons)
                                        2,422,745                   4.8%

----------

*LESS THAN 1%

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares. Percentage of beneficial ownership is based on shares of the Company's Common Stock outstanding as of September

29, 2000. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days after September 29, 2000, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. The address of the individuals listed above is c/o Cambio.

(1) Includes 405,000 options.

(2) Includes 413,666 options.

(3) Includes 413,666 options.

(4) Includes 9,000 warrants held by Mr. Chapman and 6,000 warrants held by his wife, Susan Chapman, for the purchase of Class A Common Stock. Mr. Chapman disclaims beneficial ownership of these warrants.

(5) Represents 50,000 options.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES

The Board of Directors of the Company currently consists of two members. The following two persons have been nominated by the Board of Directors to serve as directors until the 2001 Annual Meeting of Stockholders and thereafter until their respective successors are duly elected and qualified.

         Philip Chapman
         Ali Al-Dahwi

If any nominee is unable or declines to serve as a director (a contingency which the Company does not foresee), the proxies in the accompanying form will be voted for any nominee who may be nominated by the present Board of Directors to fill such vacancy.

Officers are elected at the first Board of Directors meeting following the Annual Meeting at which the directors are elected and serve until their successors are elected and qualified. There are no family relationships between any of the directors, nominees for director, and executive officers.

The nominees, their respective ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

Philip Chapman, 39, has served as Chairman of the Board since September 1998. From April 1997 to September 1998, Mr. Chapman was a director of Cambio Networks, Inc. Mr. Chapman is currently and has been for the past five years, a General Partner of Adler & Company, which is a member of Euro-America Venture Partners LLC, which is the general partner of Euro-America-II. Mr. Chapman is presently a director of Shells Seafood Restaurants as well as several privately held companies. Mr. Chapman holds a BS in Psychology and an MBA in Finance and Marketing from Columbia University.

Ali Al-Dahwi, 45, has served as a Director since September 1998 and has served as President and Chief Executive Officer since January 1999. From September 1998 to January 1999, Mr. Al-Dahwi was President and Chief Operating Officer. From July 1998 to September 1998, Mr. Al-Dahwi served as Vice

President of Marketing of Cambio Networks, Inc. From 1982 to 1998, Mr. Al-Dahwi held various positions at Accugraph Corporation including Vice President and General Manager - Global Complex Enterprise Network Business Unit from 1996 to 1998 and Manager of International Operations from 1992 to 1996. Mr. Al-Dahwi holds a BS in Civil Engineering from the University of Texas El Paso.

BOARD AND COMMITTEE MEETINGS

The Company has no standing Audit and Compensation Committees as the Board of Directors currently handles these issues. In place of an Audit Committee the Board monitors the effectiveness of the audit conducted by the Company's independent auditors and the Company's internal financial and accounting controls. The Board meets with management and the independent auditors as may be required. The independent auditors have full and free access to the Board without the presence of management. During the past fiscal year, there was one regular meeting of the Board and 25 special meetings. Each incumbent director attended more than 75% of the aggregate number of all board meetings.

Compensation of Directors

In the fiscal year ended June 30, 2000, the members of the Board of Directors were not compensated in their capacity as such.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of the copies of such forms furnished to the Company and written representations from its executive officers and directors, the Company believes that during fiscal 2000 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to compensation as of June 30, 2000 during the last three fiscal years paid by the Company for services by its Chief Executive Officer and its four other highest-paid executive officers whose total salary and bonus for such fiscal year exceeded $100,000, collectively referred to below as the Named Executive Officers:


                                                               LONG-TERM
                                                              COMPENSATION
                                   ANNUAL COMPENSATION           AWARDS
                                   -------------------   NUMBER OF SECURITIES OF         OTHER
                   FISCAL YEAR      SALARY     BONUS        UNDERLYING OPTIONS       COMPENSATION
                   -----------     --------   --------   -----------------------     ------------
ALI AL-DAHWI(1)        2000        $150,015   $ 19,370           555,000                  0
                       1999        $112,512   $  8,895           250,000                  0
                       1998               0          0                 0                  0

STEVE                  2000        $135,000   $  9,448           287,500                  0
DONG                   1999        $ 43,015          0           333,000                  0
                       1998               0          0                 0                  0

ANAS                   2000        $124,167   $ 12,354           500,500                  0
EL-MAHDI               1999        $ 78,750          0           120,000                  0
                       1998               0          0                 0                  0

SCOTT                  2000        $105,000   $ 13,964           544,500                  0
MUNDEN                 1999        $ 48,399          0            76,000                  0
                       1998               0          0                 0                  0

LIN                    2000        $100,000          0           150,000                  0
MEYER                  1999        $ 18,799          0                 0                  0
                       1998               0          0                 0                  0

----------

(1)      Mr. Al-Dahwi became President and Chief Operating Officer in September
         1998.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth each grant of stock options during the fiscal year ended June 30, 2000 to each of the Named Executive Officers. No stock appreciation rights were granted during such fiscal year.


                                                   INDIVIDUAL GRANTS
                               NUMBER OF           PERCENT OF TOTAL
                               SECURITIES          OPTIONS GRANTED
                           UNDERLYING OPTIONS      TO EMPLOYEES IN     EXERCISE PRICE    EXPIRATION
                                GRANTED              FISCAL 2000          ($/SHARE)         DATE
                           ------------------      ------------------  --------------    ----------
ALI AL-DAHWI                    621,771                 12.0%               $0.20         09/14/04

STEVE DONG                      336,373                  6.0%               $0.20         03/05/05

ANAS EL-MAHDI                   514,584                 10.0%               $0.20         10/01/04

SCOTT MUNDEN                    544,500                 10.0%               $0.20         10/26/04

LIN MEYER                       150,000                  2.0%               $0.20         04/19/05

OPTION VALUES

The following table sets forth for each of the Named Executive Officers options exercised and the number and value of securities underlying unexercised options that are held by the Named Executive Officers as of June 30, 2000.


                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                           SHARES                    UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT YEAR
                        ACQUIRED ON     VALUE          OPTIONS AT YEAR END                  END ($)
                          EXERCISE    REALIZED      EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
                        -----------   --------      -------------------------     ----------------------------
ALI AL-DAHWI              1,216,771   $ 243,354            405,000/0                      $45,562/$0

STEVE DONG                  333,000   $  66,000            0/336,373                      $0/$37,842

ANAS EL-MAHDI                14,584   $   2,917        206,833/413,667                  $23,269/$46,537

SCOTT MUNDEN                      0           0        206,833/413,667                  $23,269/$46,537

LIN MEYER                         0           0         50,000/100,000                  $5,625/$11,250


EMPLOYMENT AGREEMENT

The Company has an employment agreement with Mr. Al-Dahwi. The terms of the contract generally provide for the following:

         i.       Salary of $150,000, with a bonus of 1.5% of sales.

         ii. 1,000,000 options with each option being exercisable for 1 share of Common Stock at $0.20 a share. 750,000 of the options vest over a three-year period and the remaining 250,000 vested at issuance.

         iii. The agreement has a one-year renewable term, which renews on February 4, 2001.

         iv. In the event of termination of the agreement, Mr. Al-Dahwi is entitled to a severance payment of 6 months base salary payable semi-monthly over 6 months, and all options outstanding will vest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no material interests, direct or indirect, of directors, executive officers or senior officers or any known associate or affiliate of any of the foregoing in any transaction during the last two years, or in any proposed transaction which has materially affected or would materially affect us or any of the Company's subsidiaries and which is not otherwise disclosed herein except for the following:

On February 2, 1999, the Company entered into an agreement with Imperial Loan Management Corporation whereby it transferred all of the issued and outstanding stock of its discontinued healthcare subsidiaries to Imperial, an affiliate of its former Chairman and CEO, Harvey Wm. Glasser, M.D., who is overseeing the liquidation of the Subsidiaries on behalf of Imperial. As part of the agreement, Imperial will use its best efforts to liquidate each of the Subsidiaries, settling outstanding obligations and collecting all amounts due. The Company remains a guarantor of the Subsidiaries' outstanding indebtedness, which approximates $677,808 as of June 30, 2000, and are entitled to receive one-half of proceeds received after payment of all expenses. In connection with this transaction, we recorded a charge to write-off the remaining net assets from discontinued operations.

Frederick Adler, who purchased a significant portion of the Preferred Stock offered in fiscal year 1999, is the father-in-law of the Chairman of the Board, Philip Chapman.


                                   PROPOSAL 2
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to Article FIRST of the Company's Certificate of Incorporation as amended, to change the name of the Company from Cambio, Inc. to Telynx, Inc.

Subject to stockholder approval, Article First of the Company's Certificate of Incorporation will be amended to read as follows:

         "FIRST:  The name of the Company is Telynx, Inc."

The Board of Directors has proposed this change and recommends its adoption in order to align the Company better within the telecommunications industry. If Proposal No. 2 is not adopted, the Company will be limited in its ability to add value through achieving name branding of the Company and its products within the telecommunications industry.


                                   PROPOSAL 3
                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company has appointed BDO Seidman, LLP as its independent auditors for the fiscal year ending June 30, 2001. Representatives of BDO Seidman, LLP may be present at the Annual Meeting. If the stockholders do not approve the selection of BDO Seidman. LLP, the selection of other independent auditors will be considered by the Board of Directors, although the Board of Directors would not be required to select different independent auditors.

OTHER BUSINESS

The Board of Directors does not know of any business to be presented at the Annual Meeting other than the matters set forth above, but if other matters properly come before the meeting it is the intention of the persons named in the proxies to vote in accordance with their best judgment on such matters.

SUBMISSION OF PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received at the Corporate Secretary's Office, 6006 N. Mesa, Suite 515, El Paso, Texas 79912, no later than June 28, 2001 to be considered for inclusion in the Proxy Statement and form of proxy for that meeting.

By Order of the Board of Directors




Kent J. Van Houten
Secretary of the Corporation
Dated: October 26 2000

                                  CAMBIO, INC.


            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 28, 2000


         The undersigned, a stockholder of Cambio, Inc. (the "Corporation"), hereby constitutes and appoints Ali Al-Dahwi and Kent Van Houten and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on November 28, 2000, and at any and all adjournments or postponements thereof, as follows:

         (1)      ELECTION OF DIRECTORS

         [ ]      FOR the nominees listed below      [ ] WITHHOLDING AUTHORITY
                  (except as marked to the               to vote for all the
                  contrary below)                        nominees listed below


(INSTRUCTIONS:    To withhold authority to vote for any individual nominee,
                  strike a line through the nominee's name in the list below.)

Nominees:         Ali Al-Dahwi and Philip Chapman.

         (2)      PROPOSAL TO APPROVE THE AMENDMENT OF THE CERTIFICATE OF
                  INCORPORATION

                          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

         (3)      PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP

                          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

         (4) In their discretion upon such other business as may properly come before the meeting and any and all adjournments and postponements thereof.


                                                    (CONTINUED ON REVERSE SIDE.)

(CONTINUED)



         Shares represented by this Proxy will be voted in accordance with the instructions indicated in items 1, 2 and 3 above. IF NO INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3.

         Any and all proxies heretofore given by the undersigned are hereby revoked.

                                          Dated:
                                                --------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                    Please sign exactly as your name(s) appear hereon. If shares are held by two or more persons each should sign. Trustees, executors and other fiduciaries should indicate their capacity. Shares held by corporations, partnerships, associations, etc. should be signed by an authorized person, giving full title or authority.

            PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE